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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                             ----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                             ----------------------

         Date of Report (Date of earliest event reported): March 1, 2004

                                 NCO GROUP, INC.
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             (Exact name of Registrant as specified in its charter)


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
          Pennsylvania                           0-21639                     23-2858652
---------------------------------       ------------------------      -----------------------
  (State or other jurisdiction          (Commission File Number)         (I.R.S. Employer
       of incorporation)                                              Identification Number)
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                507 Prudential Road, Horsham, Pennsylvania 19044
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (215) 441-3000
                                                           --------------

                                Not applicable.
          -----------------------------------------------------------
          Former name or former address, if changed since last report

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Item 5. Other Events and Regulation FD Disclosure.

         On March 1, 2004, in connection with settlement discussions related to an RMH Teleservices, Inc. ("RMH") shareholder suit, NCO Group, Inc. ("NCO") and RHM amended the merger agreement pursuant to which NCO will acquire RMH to reduce the termination fee from $5.0 million to $3.0 million, plus NCO's documented out-of-pocket costs and expenses up to $1.0 million. A copy of the Second Amendment to Agreement and Plan of Merger is attached hereto as Exhibit
2.1. The information contained in the Second Amendment to Agreement and Plan of Merger is incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

         (a)   Financial Statements of Businesses Acquired

         Not Applicable

         (b)   Pro Forma Financial Information

         Not Applicable

         (c)   Exhibits

         The following exhibits are filed with this Report on Form 8-K:

Number     Title
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2.1        Second Amendment to Agreement and Plan of Merger by and among NCO
           Group, Inc., NCOG Acquisition Corporation, and RMH Teleservices, Inc., dated as of March 1, 2004.







                                        2

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     NCO GROUP, INC.



                                By:  Steven L. Winokur
                                     ------------------------------------------
                                     Executive Vice President, Finance
                                     and Chief Financial Officer


Date: March 3, 2004